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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 22, 2002
                                                          --------------

                                 ORTHOVITA, INC.
                          ---------------------------
                 (Exact Name of Registrant Specified in Charter)

       Pennsylvania                     0-24517                   23-2694857
   --------------------           -------------------          -------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

                 45 Great Valley Parkway
                  Malvern, Pennsylvania                                19355
   ---------------------------------------------------           ---------------
         (Address of Principal Executive Offices)                   (Zip Code)

   Registrant's telephone number, including area code: (610) 640-1775
                                                       ---------------

                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

       On April 23, 2002, Orthovita, Inc. (the "Company") announced that it appointed Antony Koblish to the position of President and Chief Executive Officer. Mr. Koblish replaced Bruce A. Peacock, who resigned as President, Chief Executive Officer and a director of the Company effective April 22, 2002. In connection therewith, the Company's Board of Directors granted Mr. Koblish an option to purchase 100,000 shares of the Company's Common Stock at an exercise price of $2.28 per share. These options vest 25% per year over a four year period. The employment agreement between the Company and Mr. Koblish concerning the terms of Mr. Koblish's employment as President and Chief Executive Officer is filed herewith as Exhibit 10.1. The Company's Board of Directors subsequently elected Mr. Koblish to the Board of Directors to fill the vacancy created by Mr. Peacock.

       On May 10, 2002, the Company entered into new employment agreements with each of Joseph M. Paiva, the Company's Chief Financial Officer, and Erik M. Erbe, who was concurrently appointed as the Company's Chief Scientific Officer. Dr. Erbe had previously been employed as the Company's Vice President, Research and Development. Copies of the new employment agreements for Messrs. Paiva and Erbe are filed herewith as Exhibits 10.2 and 10.3, respectively.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         Exhibits

         10.1 Employment Agreement, dated as of May 10, 2002, by and between Orthovita, Inc. and Antony Koblish (1)

         10.2 Employment Agreement, dated as of May 10, 2002, by and between Orthovita, Inc. and Joseph M. Paiva (1)

         10.3 Employment Agreement, dated as of May 10, 2002, by and between Orthovita, Inc. and Erik M. Erbe (1)

         99.1 Press release issued April 23, 2002 announcing the appointment of Antony Koblish to the position of President and Chief Executive Officer (2)

         (1) Filed herewith.

         (2) Incorporated by reference to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ORTHOVITA, INC.

                                            By: /s/ Joseph M. Paiva
                                                --------------------
                                                Joseph M. Paiva
                                                Chief Financial Officer

Dated: June 13, 2002

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                                  EXHIBIT INDEX

              Exhibit
              Number         Description

              10.1 Employment Agreement, dated as of May 10, 2002, by and between Orthovita, Inc. and Antony Koblish

              10.2 Employment Agreement, dated as of May 10, 2002, by and between Orthovita, Inc. and Joseph M. Paiva

              10.3 Employment Agreement, dated as of May 10, 2002, by and between Orthovita, Inc. and Erik M. Erbe

                                       3